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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   MAY 6, 2004

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE               033-19694                  76-0243729
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750


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ITEM 9.  REGULATION FD DISCLOSURE.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On May 6, 2004, FirstCity Financial Corporation ("FirstCity" or the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2004, the date of the 2004 annual meeting of stockholders and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FirstCity Financial Corporation

Date: May 6, 2004                       By:        /S/ J. Bryan Baker
                                            ------------------------------------
                                                     J. Bryan Baker
                                                Senior Vice President, and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1    -         Text of press release of FirstCity Financial Corporation
                  issued on May 6, 2004.